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                                                                    Exhibit 99.1

                    Certification of Chief Executive Officer

                                   Pursuant to

         Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

         In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report") of MCG Capital Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Bryan J. Mitchell, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                              /s/ BRYAN J. MITCHELL
                                              -------------------------------
                                              Name:  Bryan J. Mitchell
                                              Date:  November 14, 2002


     This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934.